UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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ENSURE YOUR VOICE IS HEARD! ACTION REQUIRED RE: THE ANNUAL MEETING OF STOCKHOLDERS Dear Stockholder, We urge you to vote as soon as possible to ensure the annual meeting can occur as scheduled on September 8, 2026. Please join your fellow stockholders and vote today. The board of directors recommends you vote in favor of these proposals. Voting today will help us reduce potential fund costs and avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings. Thank you for your participation, Edwin Conway Chief Executive Officer Future Standard Future Standard 3025 JFK Boulevard, Suite 500 Philadelphia, PA 19104 VOTING IS QUICK! 3 WAYS TO VOTE TODAY BY COMPUTER Visit www.proxyvote.com Please have your proxy card in hand when accessing the website. There are easy‑to‑follow directions to help you complete the electronic voting instruction form. BY PHONE With a proxy card: Call 1-800-690-6903 with a to tone phone to vote using an automated system. BY MAIL Mark, sign and date your ballot and return it in the postage-paid envelope provided.